UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC  20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 9, 2018

Dominion Energy, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Virginia (State or other jurisdiction of incorporation)	001-08489 (Commission File Number)	54-1229715 (IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia (Address of Principal Executive Offices)	23219 (Zip Code)

Registrant's Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders

The Company's Annual Meeting was held on May 9, 2018.  Results of items presented for voting are listed below.

The following nominees were elected to the Board for a one-year term or until next year's annual meeting:   William P. Barr, Helen E. Dragas, James O. Ellis, Jr., Thomas F. Farrell, II, John W. Harris, Ronald W. Jibson, Mark J. Kington, Joseph M. Rigby, Pamela J. Royal, Robert H. Spilman, Jr., Susan N. Story, and Michael E. Szymanczyk. The votes cast with respect to all of the nominees presented at the Annual Meeting were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote

William P. Barr	437,843,632	5,310,657	1,580,332	108,017,809
Helen E. Dragas	438,623,770	4,544,847	1,565,283	108,017,809
James O. Ellis, Jr.	440,397,690	2,787,843	1,549,088	108,017,809
Thomas F. Farrell, II	412,631,534	29,343,398	2,759,689	108,017,809
John W. Harris	432,709,494	10,406,919	1,618,208	108,017,809
Ronald W. Jibson	440,605,396	2,553,581	1,575,644	108,017,809
Mark J. Kington	436,715,648	6,405,570	1,613,403	108,017,809
Joseph M. Rigby	440,699,211	2,463,815	1,571,595	108,017,809
Pamela J. Royal	440,182,373	3,075,113	1,476,414	108,017,809
Robert H. Spilman, Jr.	434,827,469	8,297,075	1,610,077	108,017,809
Susan N. Story	368,368,639	74,896,267	1,468,994	108,017,809
Michael E. Szymanczyk	440,300,209	2,833,656	1,600,756	108,017,809

The appointment of Deloitte & Touche LLP as our independent auditor for 2018 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
540,217,278	10,940,065	1,595,087

Shareholders approved an advisory vote on approval of executive compensation ("say on pay").  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
415,412,602	25,888,094	3,433,204	108,017,809

A shareholder proposal requesting the Company to permit shareholders to act by written consent was not approved.  The vote was as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
187,327,570	253,154,853	4,248,198	108,017,809

A shareholder proposal requesting the Company to provide a report on methane emissions was withdrawn by the shareholder proponent prior to the Annual Meeting; accordingly, the shareholder proposal was not submitted to a vote at the Annual Meeting.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC. Registrant

/s/ Carter M. Reid
Carter M. Reid Executive Vice President, Chief Administrative & Compliance Officer and Corporate Secretary

Date:  May 9, 2018